                  NATIONAL GRID USA AND SUBSIDIARIES
                      Consolidated Balance Sheet
                         At December 31, 2000
                              (Unaudited)

                                ASSETS
                                ------
                                                           (In Thousands)


Utility plant, at original cost                               $5,244,497
  Less accumulated provisions for depreciation and amortization                    2,272,625
                                                                                                 ----------
                                                                                                  2,971,872
Construction work in progress                                     50,464
                                                                                                 ----------
                                                                                       Net utility plant              3,022,336
                                                                                                 ----------
Investments:
  Nuclear power companies, at equity                              46,457
  Decommissioning trust funds                                     48,898
  Other investments                                              271,131
                                                                                                 ----------
                                                                                       Total investments                366,486
                                                                                                 ----------
Current assets:
  Cash                                                                               136,544
  Accounts receivable, including unbilled revenues,
   less reserves of $19,512,000                                  610,040
  Fuel, materials, and supplies, at average cost                  28,430
  Prepaid and other current assets                                29,714
  Regulatory assets - purchased power obligations                104,583
  Assets held for sale                                            57,725
                                                                                                 ----------
                                                                                       Total current assets             967,036
                                                                                                 ----------
Regulatory assets                                              1,669,479
Goodwill, net of amortization                                  2,015,608
Deferred charges and other assets                                375,893
                                                                                                 ----------
                                                                                                 $8,416,838
                                                                                                 ==========
                    CAPITALIZATION AND LIABILITIES
                    ------------------------------
Capitalization:
  Common share equity:
                                                              Common shares, par value $1 per share                  $   59,355
  Paid-in capital                                              3,973,886
  Retained earnings                                               75,433
  Unrealized gain on securities, net                               2,609
                                                                                                 ----------
                                                                                       Total common equity            4,111,283

  Minority interests in consolidated subsidiaries                 30,507
  Cumulative preferred stock of subsidiaries                      49,349
  Long-term debt                                               1,072,494
                                                                                                 ----------
                                                                                       Total capitalization           5,263,633
                                                                                                 ----------
Current liabilities:
  Long-term debt due within one year                              19,397
  Accounts payable                                               297,346
  Accrued taxes                                                   24,903
  Accrued interest                                                17,150
  Dividends payable                                                2,168
  Purchased power contract obligations                           104,583
  Other current liabilities                                      135,795
                                                                                                 ----------
                                                                                       Total current liabilities        601,342
                                                                                                 ----------
Deferred federal and state income taxes                          664,610
Unamortized investment tax credits                                54,077
Accrued Yankee nuclear plant costs                               294,560
Purchased power obligations                                      659,704
Other reserves and deferred credits                              898,912
                                                                                                 ----------
                                                                                                 $8,416,838
                                                                                                 ==========


                     THE NARRAGANSETT ELECTRIC COMPANY
                               Balance Sheet
                           At December 31, 2000
                                (Unaudited)

                                  ASSETS
                                  ------
                                                            (In Thousands)


Utility plant, at original cost                               $1,015,596
 Less accumulated provisions for depreciation                    343,390
                                                              ----------
                                                                 672,206
Construction work in progress                                      2,455
                                                              ----------
   Net utility plant                                             674,661
                                                              ----------
Goodwill, net of amortization                                    496,440

Current assets:
 Cash                                                              5,267
 Accounts receivable:
   From electric energy services, including unbilled revenues    132,672
   Other (including $6,547,000 from affiliates)                   10,402
     Less reserves for doubtful accounts                           5,978
                                                              ----------
                                                                 137,096
 Materials and supplies, at average cost                           5,388
 Prepaid and other current assets                                  1,093
                                                              ----------
     Total current assets                                        148,844
                                                              ----------
Deferred charges and other assets                                155,180
                                                              ----------
                                                              $1,475,125
                                                              ==========
                      CAPITALIZATION AND LIABILITIES
                      ------------------------------
Capitalization:
 Common stock, par value $50 per share,
   authorized and outstanding 1,132,487 shares                $   56,624
 Other paid-in capital                                           799,656
 Retained earnings                                                10,524
 Unrealized gain on securities, net                                  220
                                                              ----------
     Total common equity                                         867,024
 Cumulative preferred stock                                        7,238
 Long-term debt                                                  153,866
                                                              ----------
     Total capitalization                                      1,028,128
                                                              ----------
Current liabilities:
 Short-term debt to affiliates                                    90,491
 Accounts payable (including $22,099,000 to affiliates)           79,405
 Accrued liabilities:
   Taxes                                                           8,409
   Interest                                                        4,113
   Other accrued expenses                                         18,457
 Customer deposits                                                 3,408
 Dividends payable                                                    95
                                                              ----------
     Total current liabilities                                   204,378
                                                              ----------
Deferred federal and state income taxes                          108,145
Unamortized investment tax credits                                 8,294
Other reserves and deferred credits                              126,180
                                                              ----------
                                                              $1,475,125
                                                              ==========




                     MASSACHUSETTS ELECTRIC COMPANY
                              Balance Sheet
                          At December 31, 2000
                               (Unaudited)

                                 ASSETS
                                 ------
                                                             (In Thousands)

Utility plant, at original cost                               $2,021,175
  Less accumulated provisions for depreciation                   705,426
                                                                        ----------
                                                                         1,315,749
Construction work in progress                                     11,337
                                                                        ----------
   Net utility plant                                           1,327,086
                                                                        ----------
Goodwill, net of amortization                                  1,023,010

Current assets:
  Cash                                                                       7,477
  Accounts receivable:
   From electric energy services, including unbilled revenues    411,614
   Other (including $2,945,000 from affiliates)                    3,393
     Less reserves for doubtful accounts                          13,184
                                                                        ----------
                                                                           401,823
  Materials and supplies, at average cost                         10,398
  Prepaid and other current assets                                21,528
                                                                        ----------
     Total current assets                                        441,226
                                                                        ----------
Deferred charges and other assets                                147,544
                                                                        ----------
                                                                        $2,938,866
                                                                        ==========
                     CAPITALIZATION AND LIABILITIES
                     ------------------------------
Capitalization:
  Common stock, par value $25 per share, authorized
   and outstanding 2,398,111 shares                           $   59,953
  Other paid-in capital                                        1,497,064
  Retained earnings                                               11,713
  Unrealized gain on securities, net                                 113
                                                                        ----------
     Total common equity                                       1,568,843
  Cumulative preferred stock                                      40,675
  Long-term debt                                                 372,632
                                                                        ----------
     Total capitalization                                      1,982,150
                                                                        ----------
Current liabilities:
  Short-term debt to affiliates                                  189,475
  Accounts payable (including $58,843,000 to affiliates)         231,037
  Accrued liabilities:
   Taxes                                                           1,653
   Interest                                                        9,364
   Other accrued expenses                                         85,347
  Customer deposits                                                4,078
  Dividends payable                                                  652
                                                                        ----------
     Total current liabilities                                   521,606
                                                                        ----------
Deferred federal income taxes                                    227,473
Unamortized investment tax credits                                14,960
Other reserves and deferred credits                              192,677
                                                                        ----------
                                                                        $2,938,866
                                                                        ==========



                        NANTUCKET ELECTRIC COMPANY
                               Balance Sheet
                           At December 31, 2000
                                (Unaudited)

                                  ASSETS
                                  ------
                                                               (In Thousands)

Utility plant, at original cost                                     $45,245
 Less accumulated provisions for depreciation                        11,347
                                                                    -------
                                                                     33,898
Construction work in progress                                          (104)
                                                                    -------
   Net utility plant                                                 33,794
                                                                    -------
Goodwill, net of amortization                                        15,592

Current assets:
 Cash                                                                   137
 Accounts receivable:
   From electric energy services, including unbilled revenues         3,733
   From affiliates                                                    2,073
     Less reserves for doubtful accounts                                 44
                                                                    -------
                                                                      5,762
 Materials and supplies, at average cost                                253
 Prepaid and other current assets                                       334
                                                                    -------
     Total current assets                                             6,486
                                                                    -------
Deferred charges and other assets                                     3,185
                                                                    -------
                                                                    $59,057
                                                                    =======
                      CAPITALIZATION AND LIABILITIES
                      ------------------------------
Capitalization:
 Common stock, par value $1 per share
  Authorized - 1,200 shares
  Outstanding - 1 share                                             $     -
 Other paid-in capital                                               22,227
 Retained earnings (deficit)                                            (17)
 Unrealized gain on securities, net                                       5
                                                                    -------
     Total common equity                                             22,215
 Long-term debt                                                      24,699
                                                                    -------
     Total capitalization                                            46,914
                                                                    -------
Current liabilities:
 Long-term debt due within one year                                   1,495
 Short-term debt to affiliates                                        2,700
 Accounts payable (including $437,000 to affiliates)                  1,795
 Accrued liabilities:
   Taxes                                                                 31
   Interest                                                             771
   Other accrued expenses                                             1,512
 Customer deposits                                                       15
                                                                    -------
     Total current liabilities                                        8,319
                                                                    -------
Deferred federal and state income taxes                               2,041
Unamortized investment tax credits                                      115
Other reserves and deferred credits                                   1,668
                                                                    -------
                                                                    $59,057
                                                                    =======
